DEAN WITTER INTERMEDIATE INCOME SECURITIES     Two World Trade Center, New York,
                                               New York 10048

LETTER TO THE SHAREHOLDERS February 28, 1997

DEAR SHAREHOLDER:

Over the past six months, interest rates exhibited substantial volatility corresponding to sharp shifts in perceived economic conditions. Although inflation remained benign throughout the period, the consensus economic outlook moved from one of slow growth in late summer to one of stronger growth as winter approached. Indeed, for the last three months of 1996, the economy grew by nearly 4 percent.

As 1997 began, interest rates were further pressured by indications of a second consecutive quarterly increase in GDP of more than 3 percent. Federal Reserve Chairman Alan Greenspan's comments, implying a possible need for a "preemptive strike" against inflation, heightened expectations for an increase in short-term rates as soon as late March. After falling by as much as 0.95 basis points from September through November, intermediate-term rates rose and came within 0.25 to
0.38 points of their levels before the decline, with a further rise in yields anticipated.

PERFORMANCE AND PORTFOLIO

From August 31, 1996, through February 28, 1997, Dean Witter Intermediate Income Securities posted a total return of 4.38 percent. During the same period, the Lehman Intermediate Government/ Corporate Bond Index (tracks U.S. government and corporate bonds with maturities of one to ten years) returned 4.48 percent and the Lipper Intermediate Investment Grade Debt Index returned 5.02 percent. For the six months ended February 28, 1997, intermediate-term government bonds returned 4.20 percent and intermediate-term corporate bonds returned 5.44 percent.

The net decline in interest rates during the period under review boosted the Fund's performance. However, performance was constrained by shareholder redemptions, which prevented the Fund from fully benefiting from the interest rate decline that took place from September through November and from amassing a larger defensive cash position. On

DEAN WITTER INTERMEDIATE INCOME SECURITIES

February 28, 1997, the Fund's duration (a measure of a portfolio's sensitivity to interest-rate changes) was slightly more than 4.10 years, virtually unchanged from its level on August 31, 1996. Cash reserves at the end of February were at
1.4 percent of investable assets compared to 4.8 percent at the onset of the period.

With the economy growing at a healthy pace and creditworthiness improving among corporate issuers, the Fund increased its corporate bond allocation from 76 percent of invested assets to nearly 82 percent. The largest new commitment was to the industrial sector, which rose from slightly less than 23 percent of invested assets on August 31, 1996 to 29 percent on February 28, 1997. We also increased utility holdings and slightly decreased holdings in banks and Yankee bonds (dollar-denominated bonds issued in the United States by foreign entities).

To take further advantage of improving credit fundamentals as well as to bolster income, we emphasized acquiring BBB-rated corporates over Treasuries. On February 28, 1997, approximately 37 percent of the invested portion of the portfolio was rated Baa by Moody's and BBB by Standard & Poor's, compared to just over 19 percent on August 31, 1996. Due to this move toward higher-yielding securities, the portfolio's average credit quality rating decreased from A2 at the beginning of the period to A3 at the end of the period.

LOOKING AHEAD

As 1997 progresses and the economy continues to exhibit signs of healthy positive momentum, the likelihood for some tightening by the Federal Reserve increases, leading to higher interest rates across all maturities. While today's levels already take into account some future increase in the federal funds rate, they are likely to rise slightly more, if only temporarily, once such action is taken. In anticipation of a higher interest rate environment that will eventually slow economic growth, the Fund plans to return to a somewhat greater U.S. government allocation and an overall higher average quality rating during the course of the year, as opportunities permit. Any interim bond market rallies will be used to shorten the Fund's duration until the direction of interest rates appears to be reversing.

DEAN WITTER INTERMEDIATE INCOME SECURITIES

We appreciate your ongoing support of Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited)

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (82.1%)
             Aerospace & Defense (2.2%)
$  4,000     Lockheed Martin Corp.................      6.625%     06/15/98     $  4,023,160
                                                                                ------------

             Automobile - Rentals (1.7%)
   3,250     Hertz Corp...........................      6.00       01/15/03        3,107,552
                                                                                ------------

             Automotive (2.4%)
   4,300     Chrysler Corp........................     10.40       08/01/99        4,368,241
                                                                                ------------

             Automotive - Finance (2.8%)
   4,975     General Motors Acceptance Corp.......      8.40       10/15/99        5,199,472
                                                                                ------------

             Bank Holding Companies (4.0%)
   2,474     First Chicago Corp...................      7.625      01/15/03        2,561,357
   4,975     Star Bank N.A........................      6.375      03/01/04        4,794,059
                                                                                ------------
                                                                                   7,355,416
                                                                                ------------

             Banks (7.4%)
   3,000     Banque Nationale De Paris............      7.20       01/15/07        2,981,310
   5,000     Shawmut Bank Connecticut, N.A........      8.625      02/15/05        5,461,750
   5,000     Societe Generale.....................      7.40       06/01/06        5,066,450
                                                                                ------------
                                                                                  13,509,510
                                                                                ------------

             Banks - International (2.8%)
   5,000     Santander Financial Issuances
             (Cayman Islands).....................      7.75       05/15/05        5,183,050
                                                                                ------------

             Brokerage (4.4%)
   3,000     Lehman Brothers Inc..................      6.125      02/01/01        2,926,380
   5,000     Salomon Inc..........................      7.00       05/15/99        5,043,600
                                                                                ------------
                                                                                   7,969,980
                                                                                ------------

             Cable & Telecommunications (2.5%)
   5,000     Tele-Communications, Inc.............      6.875      02/15/06        4,654,700
                                                                                ------------

             Chemicals (1.1%)
   2,000     Millennium America Inc...............      7.00       11/15/06        1,945,280
                                                                                ------------

             Chemicals - Specialty (1.1%)
   2,000     W. R. Grace & Co.....................      7.40       02/01/00        2,036,220
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             Computers (1.0%)
$  1,900     Oracle Corp..........................      6.91%      02/15/07     $  1,869,391
                                                                                ------------

             Electronics -
             Semiconductors/Components (1.7%)
   3,000     Applied Materials Inc................      8.00       09/01/04        3,159,390
                                                                                ------------

             Finance (6.8%)
   7,250     Golden West Financial Corp...........     10.25       05/15/97        7,314,307
   5,000     Household Finance Corp...............      7.65       05/15/07        5,164,050
                                                                                ------------
                                                                                  12,478,357
                                                                                ------------

             Financial (1.7%)
   3,000     Nac Re Corp..........................      8.00       06/15/99        3,093,900
                                                                                ------------

             Foreign Government (4.1%)
   5,250     Israel (State of)....................      6.375      12/15/05        4,963,823
   2,450     Republic of Indonesia................      7.75       08/01/06        2,479,327
                                                                                ------------
                                                                                   7,443,150
                                                                                ------------

             Funeral Services (1.6%)
   3,000     Stewart Enterprises..................      6.70       12/01/03        2,926,590
                                                                                ------------

             Healthcare (2.7%)
   4,975     Columbia/HCA Healthcare Corp.........      6.87       09/15/03        4,969,229
                                                                                ------------

             Leasing (1.6%)
   2,900     Comdisco, Inc........................      6.375      11/30/01        2,847,945
                                                                                ------------

             Leisure (1.7%)
   3,000     Royal Caribbean Cruises, Ltd.
             (Liberia)............................      8.25       04/01/05        3,170,040
                                                                                ------------

             Manufacturing - Diversified (1.1%)
   2,000     Carlisle Companies Inc...............      7.25       01/15/07        1,997,220
                                                                                ------------

             Medical Services (1.6%)
   3,000     Medpartners Inc......................      7.375      10/01/06        3,007,260
                                                                                ------------

             Mortgage Revenue (1.7%)
   3,000     Source One Mortgage Services Corp....      8.875      10/15/01        3,186,360
                                                                                ------------

             Oil Integrated - International (2.8%)
   5,000     Societe Nationale Elf Aquitaine
             (France).............................      7.75       05/01/99        5,132,750
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             Paper & Forest Products (2.6%)
$  4,900     Noranda Forest, Inc. (Canada)........      6.875%     11/15/05     $  4,782,204
                                                                                ------------

             Photography (2.2%)
   4,000     Polaroid Corp........................      8.00       03/15/99        4,113,160
                                                                                ------------

             Retail Stores (2.2%)
   1,000     Kmart Corp...........................      8.125      12/01/06          977,500
   3,000     TJX Companies, Inc...................      6.625      06/15/00        2,984,550
                                                                                ------------
                                                                                   3,962,050
                                                                                ------------

             Telephones (1.6%)
   3,000     U.S. West Capital Funding, Inc.......      6.85       01/15/02        2,996,130
                                                                                ------------

             Textiles (1.6%)
   2,975     Burlington Industries, Inc...........      7.25       09/15/05        2,916,214
                                                                                ------------

             Utilities - Electric (9.4%)
   2,000     Arizona Public Service Co............      7.625      06/15/99        2,046,120
   5,000     Chilgener S.A. (Chile)...............      6.50       01/15/06        4,740,550
   2,000     Commonwealth Edison Co...............      7.50       01/01/01        2,012,280
   3,800     Connecticut Light & Power Co.........      7.875      06/01/01        3,845,372
   1,500     Niagara Mohawk Power Corp............      8.00       06/01/04        1,469,025
   3,000     System Energy Resources, Inc.........      7.71       08/01/01        3,056,880
                                                                                ------------
                                                                                  17,170,227
                                                                                ------------
             TOTAL CORPORATE BONDS
             (Identified Cost $152,495,988)................................      150,574,148
                                                                                ------------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (15.4%)
   1,000     Federal Home Loan Mortgage Corp......      6.07       11/20/98          997,570
     162     Federal Home Loan Mortgage Corp......      8.50       12/01/01          164,979
     119     Federal Home Loan Mortgage Corp......      8.50       01/01/02          121,834
     389     Federal Home Loan Mortgage Corp......      8.50       07/01/02          396,978
     179     Federal Home Loan Mortgage Corp......      9.00       08/01/02          184,094
   1,700     Federal Home Loan Mortgage Corp......      7.05       03/24/04        1,679,583
   3,230     Federal National Mortgage Assoc......      5.30       03/11/98        3,211,654
   2,000     Federal National Mortgage Assoc......      6.50       01/27/00        1,998,540
      45     Federal National Mortgage Assoc......      8.50       12/01/01           46,566
   2,000     Federal National Mortgage Assoc......      7.55       06/10/04        2,015,560
   2,000     Federal National Mortgage Assoc......      7.73       08/26/04        2,030,280
   2,700     Private Export Funding Corp..........      6.86       04/30/04        2,720,385
   1,150     U.S. Treasury Note...................      5.125      04/30/98        1,141,490
   7,700     U.S. Treasury Note...................      5.875      02/15/00        7,629,699

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited) continued

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
$    850     U.S. Treasury Note...................      5.875%     11/30/01     $    832,252
   3,000     U.S. Treasury Note...................      6.50       10/15/06        2,981,414
                                                                                ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Identified Cost $27,954,990).................................       28,152,878
                                                                                ------------
             SHORT-TERM INVESTMENT (1.1%)
             REPURCHASE AGREEMENT
   1,987     The Bank of New York (dated 02/28/97;
               proceeds $1,988,090; collateralized
               by $1,446,798 Federal National
               Mortgage Assoc. 6.75% due 08/24/00
               valued at $1,452,029 and $574,519
               U.S. Treasury Note 6.375% due
               08/15/02 valued at $574,936)
               (Identified Cost $1,987,221).......      5.25       03/03/97        1,987,221
                                                                                ------------
             TOTAL INVESTMENTS
             (Identified Cost $182,438,199) (a)..............         98.6%      180,714,247

             OTHER ASSETS IN EXCESS OF LIABILITIES...........           1.4        2,494,718
                                                                   ========     ------------

             NET ASSETS......................................        100.0%     $183,208,965
                                                                   ========     ============

---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,256,060 and the aggregate gross unrealized depreciation is $2,980,012, resulting in net unrealized depreciation of $1,723,952.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $182,438,199).......................................    $180,714,247
Receivable for:
    Interest..........................................................       3,197,831
    Shares of beneficial interest sold................................          77,742
    Principal paydowns................................................          14,852
Prepaid expenses and other assets.....................................          55,515
                                                                          ------------

    TOTAL ASSETS......................................................     184,060,187
                                                                          ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.........................         190,397
    Plan of distribution fee..........................................         121,768
    Investment management fee.........................................          85,954
    Dividends to shareholders.........................................          56,143
Accrued expenses and other payables...................................         396,960
                                                                          ------------

    TOTAL LIABILITIES.................................................         851,222
                                                                          ------------

NET ASSETS:
Paid-in-capital.......................................................     194,279,890
Net unrealized depreciation...........................................      (1,723,952)
Accumulated undistributed net investment income.......................          32,835
Accumulated net realized loss.........................................      (9,379,808)
                                                                          ------------

    NET ASSETS........................................................    $183,208,965
                                                                          ============

NET ASSET VALUE PER SHARE,
 19,179,664 shares outstanding
 (unlimited shares of $.01 par value).................................           $9.55
                                                                                 =====

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL STATEMENTS continued

STATEMENT OF OPERATIONS
For the six months ended February 28, 1997 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.........................................................    $6,973,782
                                                                            ----------

EXPENSES
Plan of distribution fee................................................       827,775
Investment management fee...............................................       584,312
Professional fees.......................................................       253,641
Transfer agent fees and expenses........................................        81,549
Custodian fees..........................................................        48,757
Shareholder reports and notices.........................................        34,356
Registration fees.......................................................        16,720
Trustees' fees and expenses.............................................         4,564
Other...................................................................         3,407
                                                                            ----------

    TOTAL EXPENSES......................................................     1,855,081
                                                                            ----------

    NET INVESTMENT INCOME...............................................     5,118,701
                                                                            ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss.......................................................      (732,773)
Net change in unrealized depreciation...................................     4,333,699
                                                                            ----------

    NET GAIN............................................................     3,600,926
                                                                            ----------

NET INCREASE............................................................    $8,719,627
                                                                            ==========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL STATEMENTS continued

STATEMENT OF CHANGES IN NET ASSETS
                                                            FOR THE SIX         FOR THE YEAR
                                                           MONTHS ENDED             ENDED
                                                         FEBRUARY 28, 1997     AUGUST 31, 1996
----------------------------------------------------------------------------------------------
                                                            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $   5,118,701        $  12,684,563
Net realized loss....................................           (732,773)            (788,498)
Net change in unrealized depreciation................          4,333,699           (6,023,150)
                                                           -------------        -------------

    NET INCREASE.....................................          8,719,627            5,872,915

Dividends from net investment income.................         (5,120,761)         (12,688,795)
Net decrease from transactions in shares of
 beneficial interest.................................        (29,300,782)         (17,024,823)
                                                           -------------        -------------

    NET DECREASE.....................................        (25,701,916)         (23,840,703)

NET ASSETS:
Beginning of period..................................        208,910,881          232,751,584
                                                           -------------        -------------
    END OF PERIOD
    (Including undistributed net investment income of
    $32,835 and $34,895, respectively)...............      $ 183,208,965        $ 208,910,881
                                                           =============        =============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $5,848,541 at February 28, 1997.

The Distributor has informed the Fund that for the six months ended February 28, 1997, it received approximately $183,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1997 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended February 28, 1997, aggregated $85,612,676 and $103,075,546, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $24,791,766 and $47,924,592 respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $15,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. At February 28, 1997, the Fund had an accrued pension liability of $47,054 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                         FOR THE SIX                       FOR THE YEAR
                                                                        MONTHS ENDED                           ENDED
                                                                      FEBRUARY 28, 1997                   AUGUST 31, 1996
                                                                 ---------------------------        ---------------------------
                                                                         (unaudited)
                                                                   SHARES          AMOUNT             SHARES          AMOUNT
                                                                 ----------     ------------        ----------     ------------
Sold.........................................................     3,145,944     $ 30,047,421         5,122,000     $ 49,165,458
Reinvestment of dividends....................................       294,780        2,824,098           725,423        6,970,644
                                                                 ----------     ------------        ----------     ------------
                                                                  3,440,724       32,871,519         5,847,423       56,136,102
Repurchased..................................................    (6,505,010)     (62,172,301)       (7,617,219)     (73,160,925)
                                                                 ----------     ------------        ----------     ------------
Net decrease.................................................    (3,064,286)    $(29,300,782)       (1,769,796)    $(17,024,823)
                                                                 ==========     ============        ==========     ============

6. FEDERAL INCOME TAX STATUS

At August 31, 1996, the Fund had a net capital loss carryover of approximately $6,966,000 of which $6,656,000 will be available through August 31, 2003 and $310,000 will be available through August 31, 2004 to offset future capital gains to the extent provided by regulations. Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,681,000 during fiscal 1996. As of August 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                    FOR THE SIX             FOR THE YEAR ENDED AUGUST 31
                                                                   MONTHS ENDED        ---------------------------------------
                                                                 FEBRUARY 28, 1997           1996                  1995
------------------------------------------------------------------------------------------------------------------------------
                                                                    (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................         $   9.39                  $   9.69              $   9.51
                                                                      --------                  --------              --------
Net investment income........................................             0.29                      0.55                  0.59
Net realized and unrealized gain (loss)......................             0.16                     (0.30)                 0.19
                                                                      --------                  --------              --------
Total from investment operations.............................             0.45                      0.25                  0.78
                                                                      --------                  --------              --------
Less dividends and distributions from:
   Net investment income.....................................            (0.29)                    (0.55)                (0.59)
   Net realized gain.........................................               --                        --                 (0.01)
                                                                      --------                  --------              --------
Total dividends and distributions............................            (0.29)                    (0.55)                (0.60)
                                                                      --------                  --------              --------
Net asset value, end of period...............................         $   9.55                  $   9.39              $   9.69
                                                                      ========                  ========              ========
TOTAL INVESTMENT RETURN+.....................................             4.38%(1)                  2.58%                 8.56%
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................             1.88%(2)                  1.62%                 1.63%
Net investment income........................................             5.15%(2)                  5.69%                 6.23%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................         $183,209                  $208,911              $232,752
Portfolio turnover rate......................................               48%(1)                   115%                  114%

                                                                                   FOR THE YEAR ENDED AUGUST 31
                                                                  ----------------------------------------------------------
                                                                         1994                1996                  1995
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................           $  10.26              $  10.05              $   9.59
                                                                        --------              --------              --------
Net investment income........................................               0.58                  0.62                  0.70
Net realized and unrealized gain (loss)......................              (0.73)                 0.20                  0.46
                                                                        --------              --------              --------
Total from investment operations.............................              (0.15)                 0.82                  1.16
                                                                        --------              --------              --------
Less dividends and distributions from:
   Net investment income.....................................              (0.56)                (0.61)                (0.70)
   Net realized gain.........................................              (0.04)                   --                    --
                                                                        --------              --------              --------
Total dividends and distributions............................              (0.60)                (0.61)                (0.70)
                                                                        --------              --------              --------
Net asset value, end of period...............................           $   9.51              $  10.26              $  10.05
                                                                        ========              ========              ========
TOTAL INVESTMENT RETURN+.....................................              (1.50)%                8.43%                12.58%
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................               1.63%                 1.62%                 1.69%
Net investment income........................................               5.80%                 6.12%                 7.11%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................           $245,750              $254,431              $187,285
Portfolio turnover rate......................................                122%                  132%                   93%

---------------------
  + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L.Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloin
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10018



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund. Its officers and trustees, fees expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
INTERMEDIATE
INCOME
SECURITIES

[PHOTO]



SEMIANNUAL REPORT
FEBRUARY 28, 1997